Bernzott U.S. Small Cap Value Fund
(Ticker Symbol: BSCVX)
A series of the Investment Managers Series Trust

Supplement dated May 16, 2013 to the
Prospectus dated June 29, 2012, as supplemented on December 21, 2012

The Fund’s principal investment strategies have been revised to include a new definition of small capitalization companies and to add disclosure relating to investments in Exchange Traded Funds.

Effective immediately, the current description of the Fund’s principal investment strategies in the Prospectus under the heading “SUMMARY SECTION - Principal Investment Strategies” will be replaced in its entirety as set forth below:

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stock of small capitalization companies that are organized in the United States and the securities of which are principally traded on a major U.S. exchange. The Fund’s advisor focuses on companies that it believes to be undervalued and underappreciated by the general market. The Fund considers small capitalization companies to be companies with market capitalizations that fall within the range of companies in the Russell 2000 Value Index at the time of investment.  As of April 30, 2013, the market capitalizations of companies included in the Russell 2000 Value Index were between $11.9 million and $5.0 billion.  Because small capitalization companies are defined by the Fund’s advisor with reference to an index, the range of market capitalization companies in which the Fund invests may vary with market conditions as the market capitalizations of companies included in the Russell 200 Value Index change.  In addition, because the Fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the Fund's holdings can have market capitalizations outside the range of the Russell 2000 Value Index at any given time.  The Fund will generally hold between 20 to 30 positions. The Fund may also invest up to 20% of its net assets in real estate investment trusts (“REITs”). REITs are companies that purchase office buildings, hotels, and other real estate property.  In addition, the Fund may invest in exchange-traded funds (“ETFs”), which are pooled investment vehicles that generally seek to track the performance of specific indices and are traded on exchanges.

Effective immediately, the following supplements the disclosure in the Prospectus under the heading “SUMMARY SECTION - Principal Risks of Investing”:

ETF Risk.  ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Effective immediately, the current description of the Fund’s principal investment strategies in the Prospectus in the first paragraph under the heading “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES - Principal Investment Strategies,” will be replaced in its entirety as set forth below.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stock of small capitalization companies that are organized in the United States and the securities of which are principally traded on a major U.S. exchange. The Advisor focuses on companies that it believes to be undervalued and underappreciated by the general market. The Fund considers small capitalization companies to be companies with market capitalizations that fall within the range of companies in the Russell 2000 Value Index at the time of investment.  As of April 30, 2013, the market capitalizations of companies included in the Russell 2000 Value Index were between $11.9 million and $5.0 billion.  Because small capitalization companies are defined by the Advisor with reference to an index, the range of market capitalization companies in which the Fund invests may vary with market conditions as the market capitalizations of companies included in the Russell 200 Value Index change.  In addition, because the Fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the Fund’s holdings can have market capitalizations outside the range of the Russell 2000 Value Index at any given time.  The Fund will generally hold between 20 to 30 positions.  The Fund may also invest up to 20% of its total net assets in REITs. REITs are companies that purchase office buildings, hotels, and other real estate property. In addition, the Fund may invest in ETFs.

Effective immediately, the following supplements the disclosure in the Prospectus under the heading “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES - Principal Risks of Investing”:

•
ETF Risk.  The risk of ETFs generally reflects the risk of owning shares of the underlying securities held by the ETFs, although the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.   The Fund limits its investment in shares of other investment companies including ETFs to the extent allowed by the 1940 Act.  Fund assets invested in ETFs and other mutual funds incur a layering of expenses, including operating costs and advisory fees that you indirectly bear as a shareholder in the Fund.

Please file this Supplement with your records.